UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2006
INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
888 East Walnut Street, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     This information, furnished under this “Item 7.01. Regulation FD Disclosure,” is intended to be furnished pursuant to Regulation FD (17 CFR243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.
     On September 13, 2006, Michael W. Perry, Chairman and Chief Executive Officer of IndyMac Bancorp, Inc. (“Indymac”), will be participating in the Lehman Brothers 2006 Financial Services Conference in New York City, New York. A copy of the presentation is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The presentation also will be available on Indymac’s Website at http://about.indymacbank.com/investors.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. presentation for the Lehman Brothers 2006 Financial Services Conference in New York City, New York, September 13, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Financial Officer

Date: September 13, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	IndyMac Bancorp, Inc. presentation for the Lehman Brothers 2006 Financial Services Conference in New York City, New York, September 13, 2006.